SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                      SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)((2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

                     GLENGATE APPAREL, INC.
-------------------------------------------------------------------
      (Name of Registrant As Specified in its Charter)

_________________________________________________________________
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

    _____________________________________________________________

2)  Aggregate number of securities to which transaction applies:

    _____________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    _____________________________________________________________

4)  Proposed maximum aggregate value of transaction:

    _____________________________________________________________

5)   Total Fee paid:_____________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)       Amount previously paid:  ______________________________

         2)       Form, Schedule or Registration Statement No.

                  _______________________________________________________

         3)       Filing party: _________________________________________

         4)       Date filed:____________________________________________

                                    GLENGATE APPAREL, INC.
                                     207 Sheffield Street
                               Mountainside, New Jersey 07092

                           ______________________________________

                           NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                    TO BE HELD JULY 11, 1997

                           ______________________________________

To the Shareholders of GLENGATE APPAREL, INC.

                  NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of GlenGate Apparel, Inc. (the "Company") will be held on Friday, July 11, 1997 at 9:30 A.M. at 207 Sheffield Street,
Mountainside, New Jersey 07092, for the following purposes:

                  1. To approve and adopt an amendment to the Company's certificate of incorporation to increase the number of authorized shares of the Company's common stock, par value $.001 per share
(the "Common Stock"), from 10,000,000 to 17,000,000;

                  2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                  Only shareholders of record at the close of business on June 16, 1997 are entitled to notice of and to vote at the Special Meeting or any adjournments thereof.

                                            By Order of the Board of Directors


                                            George J. Gatesy
                                            President, Chairman of the Board

June 16, 1997

_________________________________________________________________

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

__________________________________________________________________

                            GLENGATE APPAREL, INC.
                             207 Sheffield Street
                        Mountainside, New Jersey 07092
                         Telephone No. (908) 518-0006

                               PROXY STATEMENT

                       SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JULY 11, 1997

                  This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of GlenGate
Apparel, Inc. (the "Company") for use at the Special Meeting of
Shareholders to be held on July 11, 1997, including any adjournment or adjournments thereof (the "Special Meeting"). The Board of
Directors has fixed June 16, 1997 as the record date (the "Record
Date") for the Special Meeting.

                  This proxy statement relates to the proposed amendment to the Company's Certificate of Incorporation to increase the number of shares of the Company's Common Stock authorized for issuance thereunder from 10,000,000 to 17,000,000 (the "Amendment"). The
Board of Directors considers it advisable to have additional shares of the Company's Common Stock available for use for future financings and other corporate purposes. The availability of such shares for issuance in the future will give the Company greater flexibility.

                  Management intends to mail this proxy statement and the accompanying form of proxy to shareholders on or about June 18, 1997.

                  The costs of soliciting proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and regular employees of the Company (who will not specifically be compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals, and the Company will reimburse them for their expenses.

                  Proxies in the accompanying form, duly executed and returned to the Company and not revoked, will be voted at the Special Meeting. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company at the above address, or by personally withdrawing the proxy at the meeting and voting in person.

                                OUTSTANDING STOCK

                  Only shareholders of record at the close of business on June 16, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 8,113,932 shares of the Company's Common
Stock, par value $.001 per share (the "Common Stock"), the Company's only class of voting securities. Each share entitles the holder to one vote on each matter submitted to a vote at the Special Meeting.

                                VOTING PROCEDURES

                  All matters in the Special Meeting will be decided by a majority of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Special Meeting, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election. A quorum will exist at the Special Meeting if at least a majority of the outstanding shares of

Common Stock as of the Record Date are present in person or represented by proxy. The Board of Directors does not know of any matters, other than the matters described in this Proxy Statement, which are expected to be represented for consideration at the Special Meeting. If any other matters are properly presented at the Special Meeting, the persons named in the Proxy will have the discretion to vote on such matters in accordance with their best judgment.

                  "Votes cast" at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of the matter to be voted on; failures to vote, broker non-votes and abstentions will not be considered "votes cast." The enclosed proxies will be voted in accordance with the instructions thereon.
Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                               THE AMENDMENT

                  The Board of Directors has authorized and recommends that shareholders adopt an amendment to Article THIRD of the Company's
Certificate of Incorporation to increase to 17,000,000 the authorized number of shares of Common Stock. Article THIRD of the Certificate of Incorporation currently authorizes the issuance of 10,000,000 shares of Common Stock, par value $.001 per share.

                  As of June 16, 1997, 8,113,932 shares of Common Stock were issued and outstanding. An additional 1,797,167 shares of Common Stock were reserved for issuance upon exercise of employee stock options and 85,000 shares of Common Stock were reserved for issuance upon exercise of outstanding warrants. A total of 3,901 shares of Common Stock remain available for issuance. Holders of Common Stock have no pre-emptive rights as to such Common Stock.

                  Because of the limited number of shares of Common Stock available for issuance, the Board of Directors recommends that the shareholders approve the Amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock. Such an increase in the authorized level of Common Stock will enable the Company to enjoy greater flexibility in raising capital, acquiring assets and pursuing other corporate purposes.
If the Amendment is adopted, Article THIRD of the Company's
Certificate of Incorporation will be amended to read in its entirety as follows:

"THIRD: The Corporation is authorized to issue 17,000,000 shares of Class A Common Voting Stock, with par value of $.001."

                  If the Amendment is adopted, the additional Common Stock would be available for issuance without further shareholder action unless required by the Certificate of Incorporation, applicable law or the rules of any stock exchange upon which the Company's securities may be listed. Currently, the Company's securities are quoted on the over-the-counter market and are not listed with any stock exchange.

                  Pursuant to an Agreement dated April 8, 1997, as amended, the Company has agreed that, if the proposed Amendment is approved and adopted by the Company's shareholders, the Company shall issue warrants to acquire up to 450,000 shares of Common Stock to certain of its lenders (including warrants to acquire up to 125,000 shares of Common Stock to be issued to The Koffman Group, Inc. and warrants to acquire up to 25,000 shares of Common Stock to be issued to Jeffrey Koffman) in consideration for a credit facility entered into with such lenders. Such warrants would become exercisable at the later of (i) their issuance date, or (ii)
November 17, 1997, would expire on April 7, 2000, and would have an exercise price equal to 60% of the average of the high and low sale prices of the Common Stock for the thirty trading days prior to exercise of the warrants.

                  If the shareholders approve and adopt the proposed amendment, the Company intends to attempt to sell all or a portion of the additional Common Stock through a private placement in order to raise additional capital. The Company has entered into a letter of intent with a potential investor whereby such investor would acquire 2,500,000 shares of Common Stock at $1.00 per share and would acquire an option to purchase up to 1,000,000 shares of Common
Stock at a purchase price of $1.50 per share and an option to acquire up to 1,5000,000 shares of Common Stock at a purchase price of $2.00 per share. The proposed transaction is conditioned upon, among other things, the approval and adoption of the proposed amendment by the shareholders. There can be no assurance that the transaction with the proposed investor will be consummated or that other investors for the additional Common Stock can be found or that the terms of any other proposed investment would be acceptable to the Company.

                  Authorization of the proposed amendment will require the affirmative vote of the holders of a majority of the Common Stock outstanding on the Record Date.

                  The Board of Directors recommends a vote FOR approval of the amendment to the Certificate of Incorporation.


                          VOTING SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth certain information as of June 12, 1997, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) the named executives, (iii) each of the Company's directors and (iv) all executive officers and directors as a group:

                                                                  % of
                                            Number of             Outstanding
Name                                        of Shares             Shares

George J. Gatesy                            1,947,500             24.00%
Peter Culbertson                               - 0 -                0
Martin D. Koffman                              - 0 -                0
Jeffrey P. Koffman                             12,500(1)            *
Peter J. Kostis                               509,500              6.28%
Richard J. Martinelli                         500,000              6.16%
Robert J. Munch                                 6,000                *
The Koffman Group, Inc.                       830,000(2)           10.23%

All Executive Officers
and directors
as a group (6 persons)                      2,467,000              30.40%

The above persons have sole voting and investment power, unless otherwise indicated below.

________________________________

*Less than 1%

(1) These shares include 5,000 shares underlying an option to purchase shares from George Gatesy which will become exercisable on August 8, 1997.

(2) These shares include (a) 85,000 shares underlying a currently exercisable warrant, and (b) 25,000 shares underlying an option to purchase shares from George Gatesy which will become exercisable on August 8, 1997. Jeffrey P. Koffman and Martin D. Koffman are principals of The Koffman Group, Inc.

As security for certain indebtedness of the Company, Mr. Gatesy pledged 900,000 shares of his Common Stock. A foreclosure on such collateral could result in a change of control of the Company.

              SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

                  Shareholders who wish to present proposals appropriate for consideration at the Company's 1997 Annual Meeting of Shareholders must submit the proposal in proper form to the Company at its address set forth on the first page of this Proxy Statement not later than September 15, 1997 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                                        By order of the Board of Directors


                                        George J. Gatesy
                                        Chairman of the Board and President

                                  GLENGATE APPAREL, INC.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 11, 1997

                  The undersigned hereby appoints George J. Gatesy and Peter Culbertson and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common
Stock of GlenGate Apparel, Inc. held of record by the undersigned on June 16, 1997, at the Special Meeting of Stockholders to be held on Friday, July 11, 1997 at 9:30 A.M. at 207 Sheffield Street, Mountainside, New Jersey 07092, and at any and all adjournments thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY
THE UNDERSIGNED.  IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE
VOTED FOR PROPOSAL NUMBER 1.

                  (Continued and to be dated and signed on reverse side.)

     1. Proposal to amend the Certificate of Incorporation to increase the number of authorized shares of GlenGate common stock.

        ____ FOR                   ____ AGAINST               ____ ABSTAIN

     2. In their discretion, the Proxies are authorized to vote upon such other business that may properly come before the meeting.

                                         Dated:______________________, 1997


                                         __________________________________
                                                      Signature


                                         __________________________________
                                                      Signature


                          IMPORTANT:  Please sign exactly as name appears
                                      below.  Each joint owner shall sign.
                                      Executors, administrators, trustees,
                                      etc. should give full title as such.
                                      If signor is a corporation, please give
                                      full corporate name by duly authorized
                                      officer.  If a partnership, please sign
                                      in partnership name by authorized
                                      person.